Exhibit 99.1

CENTRIC BRANDS INC. RECEIVES NOTIFICATION OF DEFICIENCY FROM NASDAQ RELATED TO DELAYED FILING OF ANNUAL REPORT ON FORM 10-K

NEW YORK--(BUSINESS WIRE), April 22,  2019  – Centric Brands Inc. (the “Company”) (NASDAQ: CTRC), a leading lifestyle brands collective, formerly Differential Brands Group Inc., today announced that it received a standard notice from The Nasdaq Stock Market LLC (“Nasdaq”) stating that, as a result of not having timely filed its annual report on Form 10-K for the year ended December 31, 2018 (the “Form 10-K”), the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1), which requires timely filing of periodic financial reports with the Securities and Exchange Commission (“SEC”). This notice has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.

Under Nasdaq’s listing rules, the Company has 60 calendar days from the date of the notice, or until June 17, 2019, to submit a plan to regain compliance. If the plan is accepted by Nasdaq, the Company can be granted up to 180 calendar days, or until October 14, 2019 from the Form 10-K's due date (as extended by Rule 12b-25 under the Securities Exchange Act of 1934, as amended), to regain compliance. The Company is working diligently and expects to file the Form 10-K with the SEC prior to the due date of such plan to regain compliance with the Nasdaq Listing Rules. If the Company cannot file the Form 10-K with the SEC prior to such due date, the Company intends to submit such plan to Nasdaq within the timeline prescribed by Nasdaq to regain compliance with the Nasdaq Listing Rules.

As previously disclosed in its Notification of Late Filing on Form 12b-25 filed with the SEC on April 1, 2019, the Company is delayed in its filing of its Form 10-K as a result of delays in consolidating into the Company’s financial statements the results of operations of the previously announced acquisition of a significant portion of Global Brands Group Holding Limited’s North American licensing business which occurred on October 29, 2018 (the “Business”). As a result, the Company has also experienced delays in its completion of the audit of its financial statements for the year ended December 31, 2018 due to the complexity and significant scope of work required to account for the Business as well as efforts related to preparing the Item 9.01 financial statements required to be filed on the Form 8-K/A reflecting the acquisition of the Business.

About Centric Brands Inc.

Centric Brands (NASDAQ: CTRC) is a leading lifestyle brands collective, bringing together creative minds from the worlds of fashion and commerce, sourcing, technology, marketing and digital. We design, produce, manage and build kids’ wear and women’s and men’s accessories and apparel and distribute our products across all retail and digital channels in North America and select international markets. We also license over 100 brands across our core product categories including kids’, women’s and men’s accessories and apparel. Our company-owned brands include Hudson®, a designer and marketer of women's and men's premium, branded denim and apparel, Robert Graham®, a sophisticated, eclectic apparel and accessories brand seeking to inspire a global movement, and SWIMS®, a Scandinavian lifestyle brand best known for its range of fashion-forward, water-friendly footwear, apparel and accessories. We employ approximately 4,000 employees in offices in New York City, Greensboro, Los Angeles,  Montreal and Toronto, and in stores throughout North America. For more information, please visit Centric Brands’ website: www.centricbrands.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The matters discussed in this news release involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. All statements in this news release that are not purely historical facts are forward-looking statements, including statements containing the words “may,” “will,” “expect,” “anticipate,” “intend,” “estimate,” “continue,” “believe,” “plan,” “project,” “will be,” “will continue,” “will likely result” or similar expressions. Any forward-looking statement inherently involves risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to: the impact of the transaction and the delinquent filings on the Company’s stock price;  the ability of the Company to file its delinquent filings in the prescribed time periods and its ability to meet the continued listing requirements of the Nasdaq Stock Exchange or SEC rules and regulations, the anticipated benefits of the transaction on its financial results, business performance and product offerings, the Company’s ability to successfully integrate GBG’s business and realize cost savings and any other synergies; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the Company expects; the risk of intense competition in the denim and premium lifestyle apparel industries; the risk that the Company’s substantial indebtedness could adversely affect the Company’s financial performance and impact the Company’s ability to service its indebtedness; the risks associated with the Company’s foreign sourcing of its products, including in light of potential changes in international trade relations and tariffs brought on by the current U.S. presidential administration; risks associated with the Company’s third-party distribution system; continued acceptance of our product, product demand, competition, capital adequacy, general economic conditions and the potential inability to raise additional capital if required; the risk that the Company will be unsuccessful in gauging fashion trends and changing customer preferences; the risk that changes in general economic conditions, consumer confidence, or consumer spending patterns, including consumer demand for denim and premium lifestyle apparel, will have a negative impact on the Company’s financial performance or strategies and the Company’s ability to generate cash flows from its operations to service its indebtedness; the highly competitive nature of the Company’s business in the United States and internationally and its dependence on consumer spending patterns, which are influenced by numerous other factors; the Company’s ability to respond to the business environment and fashion trends; continued acceptance of the Company’s brands in the marketplace; risks related to the Company’s reliance on a small number of large customers; risks related to the Company’s ability to implement successfully any growth or strategic plans; risks related to the Company’s ability to manage the Company’s inventory effectively; the risk of cyber-attacks and other system risks; risks related to the Company’s ability to continue to have access on favorable terms to sufficient sources of liquidity necessary to fund ongoing cash requirements of the Company’s operations or new acquisitions; risks related to the Company’s ability to continue to have access on favorable terms to sufficient sources of liquidity necessary to fund ongoing cash requirements of its operations or new acquisitions; risks related to the Company’s pledge of all its tangible and intangible assets as collateral under its financing agreements; risks related to the Company’s ability to generate positive cash flow from operations; risks related to a possible oversupply of denim in the marketplace; and other risks. The Company discusses certain of these factors more fully in its additional filings with the SEC, including its annual report on Form 10-K for the fiscal year ended December 31, 2017 and subsequent quarterly reports on Form 10-Q filed with the SEC, and this release should be read in conjunction with those reports, together with all of the Company’s other filings, including current reports on Form 8-K, through the date of this release. The Company urges you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this release.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Since the Company operates in a rapidly changing environment, new risk factors can arise and it is not possible for the Company’s management to predict all such risk factors, nor can the Company’s management assess the impact of all such risk factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. The Company’s future results, performance or achievements could differ materially from those expressed or implied in these forward-looking statements. The Company does not undertake any obligation to publicly revise these forward-looking statements to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.

Investor Relations
ICR - Tom Filandro/Caitlin Morahan
203-682-8200
CentricBrandsIR@icrinc.com

or

Media Relations
ICR - Jessica Liddell/Brittany Fraser
203-682-8200
CentricBrandsPR@icrinc.com

Source: Centric Brands Inc.